Resource Mortgage Capital, Inc.




--------------------------------------------------------------------------------


                         Notice of Annual Meeting of Stockholders
                                          and
                                 Proxy Statement


--------------------------------------------------------------------------------




                          Annual Meeting of Stockholders
                               April 24, 1997

                       RESOURCE MORTGAGE CAPITAL, INC.



                                                           March 17, 1997


To Our Stockholders:

      You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Resource Mortgage Capital, Inc. to be held at the Company's corporate office located at 10900 Nuckols Road, Glen Allen, Virginia on Thursday, April 24, 1997, at 2:00 p.m. Eastern time.

      The business of the meeting is to (i) elect the Directors, (ii) approve changing the Company's name to "Dynex Capital, Inc.", (iii) increase the number of authorized shares of common stock and effect a two-for-one split of the number of issued and outstanding shares of common stock, (iv) amend the Resource Mortgage Capital, Inc. 1992 Stock Incentive Plan, (v) approve the Resource
Mortgage Capital, Inc. Bonus Plan for certain executive officers and key employees, and (vi) approve the appointment of KPMG Peat Marwick LLP as auditors for the Company. Information relating to these proposals is set forth in the Proxy Statement attached.

      While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the proxy in the enclosed postage-paid envelope in order to record your vote.

                                                                Sincerely,



                                                                Thomas H. Potts
                                                                President

                                          RESOURCE MORTGAGE CAPITAL, INC.

                                                10900 Nuckols Road
                                            Glen Allen, Virginia 23060
                                                  (804) 217-5800
                                           ----------------------------

                                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Our Stockholders:

      The Annual Meeting of Resource Mortgage Capital, Inc. will be held at the Company's corporate office located at 10900 Nuckols Road, Glen Allen, Virginia on Thursday, April 24, 1997, at 2:00 p.m. Eastern time, to consider and act upon the following matters:
     1.  The election of five Directors, each for a one-year term;
     2. Approval of an amendment to the Company's Articles of Incorporation to change the Company's name to "Dynex Capital, Inc.";
     3. Approval of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 100,000,000 and effecting a two-for-one split of the issued and outstanding shares of common stock;
     4. Approval of the Resource Mortgage Capital, Inc. 1992 Stock Incentive Plan, as amended ("Incentive Plan"), to (i) qualify certain compensation as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (ii) increase the number of shares of common stock reserved for issuance thereunder from 675,000 to 1,200,000, (iii) vest authority to amend the Incentive Plan solely in the Board of Directors, and (iv) make certain other technical changes;
     5. Approval of the Resource Mortgage Capital, Inc. Bonus Plan for certain executive officers and key employees of the Company;
     6. Approval of the appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company; and
     7.  Such other business as may properly come before the Annual Meeting.

      Only stockholders of record at the close of business on February 28, 1997, the record date, will be entitled to vote at the Annual Meeting.

      Management desires to have maximum representation at the Annual Meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A proxy may be revoked by a stockholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                              By order of the Board of Directors



                                              Lynn K. Geurin
                                              Secretary


Dated:  March 17, 1997

                 Directions to the Company's Corporate Office

Direction from the North or South on Interstate 95:
Take the Interstate 295 West-Charlottesville exit. Travel approximately 8.5 miles on Interstate 295 West towards Charlottesville. Take the Nuckols Road-South Exit. Travel approximately 1.0 mile. Just before reaching the first stop light, which is located at the corner of Cox and Nuckols Road, turn left into the parking lot of the Highwoods I building.
Resource is located on the 3rd floor.

Directions from the airport:
(In regards to the map above - Interstate 64 should be used as a reference point only)As you leave the airport on 156 North-Airport Drive follow the "to 295-North"signs. You will pass the Interstate 64 East and West exists and the Interstate 295 South exit. After these exits, continue on 156 North-Airport Drive approximately 2.5 miles. Take the "295 North to 95-North and 64-West" exit North towards Washington. Stay on Interstate 295 North for approximately 19.5 miles. Take the Nuckols Road-South Exit. Travel approximately 1.0 mile. Just before reaching the first stop light, which is located at the corner of Cox and Nuckols Road, turn left into the parking lot of the Highwoods I building. Resource is located on the 3rd floor.

Directions from Downtown:
Take Interstate 64 West to Interstate 295 towards Washington. Take the first exit - Nuckols Road South. Travel approximately 1.0 mile. Just before reaching the first stop light, which is located at the corner of Cox and Nuckols Road, turn left into the parking lot of the Highwoods I building. Resource is located on the 3rd floor.

                                       RESOURCE MORTGAGE CAPITAL, INC.

                                          10900 Nuckols Road
                                        Glen Allen, Virginia 23060
                                              (804) 217-5800
                                      ----------------------------

                                              PROXY STATEMENT
                                      ANNUAL MEETING OF STOCKHOLDERS
                                              April 24, 1997



To Our Stockholders:


      This Proxy Statement is furnished with the solicitation by the Board of Directors of Resource Mortgage Capital, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate office located at 10900 Nuckols Road, Glen Allen, Virginia on Thursday, April 24, 1997, at 2:00 p.m. Eastern time. The Annual Meeting is being held for the purposes set forth in the accompanying notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting are being provided to stockholders beginning on or about March 17, 1997.

                              GENERAL INFORMATION

Solicitation

      The enclosed proxy is solicited by the Board of Directors of the Company. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone and telegram by Directors and officers of the Company. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the Company's common stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to such beneficial owners. Additionally, the Company has engaged the firm of MacKenzie Partners, Inc., New York, New York, to conduct proxy solicitations on its behalf at a cost estimated to be $5,000, plus reasonable out-of-pocket expenses.

Voting Rights


      Holders of shares of the Company's common stock at the close of business on February 28, 1997, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On that date, 20,890,742 shares of common stock were outstanding. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Annual Meeting.


Voting of Proxies

      Shares of common stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as Directors, FOR the amendments to the Company's Articles of Incorporation to change the Company's name to "Dynex Capital, Inc." and to increase the number of authorized shares of common stock to 100,000,000 and effect the two-for-one split of the issued and outstanding shares of common stock, FOR the approval of the Resource Mortgage Capital, Inc. 1992 Stock Incentive Plan, as amended ("Incentive Plan"), FOR the approval of the Resource Mortgage Capital, Inc. Bonus Plan for certain executive officers and key employees ("Bonus Plan"), and FOR the appointment of KPMG Peat Marwick LLP as the Company's auditors.

      The management and the Board of Directors of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein; no stockholder proposals were received by the Company on or before November 1, 1996, the deadline for inclusion of such proposals in this Proxy Statement.

Revocability of Proxy


      The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

Annual Report

      The 1996 Annual Report including financial statements for the year ended December 31, 1996, which is being mailed to stockholders together with this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

                                  ELECTION OF DIRECTORS

      Five Directors of the Company, constituting the entire Board of Directors, are to be elected at the 1997 Annual Meeting to serve until the next annual meeting and until their successors are elected and duly qualified. Mr. J. Sidney Davenport, Mr. Richard C. Leone,
Mr. Thomas H. Potts, Mr. Paul S. Reid and Mr. Donald B. Vaden have been nominated by the Board of Directors for re-election to the Board of Directors at the Annual Meeting. Unless authorization is withheld, the persons named as proxies will vote FOR the election of the nominees of the Board of Directors named above. Each nominee has agreed to serve if elected. In the event any nominee shall unexpectedly be unable to serve, the proxies will be voted for such other person as the Board of Directors may designate. Selected biographical information regarding each nominee is set forth below:

     J. Sidney Davenport, 55, has been a Director of the Company since its organization in December 1987. Mr. Davenport served as Executive Vice President of the Company from December 1987 until June 1992. He has been a Vice President of The Ryland Group, Inc., a publicly-owned corporation engaged in residential housing construction and mortgage-related financial services, since March 1981. In April 1992, Mr. Davenport was elected Executive Vice President of Ryland Mortgage Company, having served in various senior positions since March 1981. Mr. Davenport served as a Director of Mentor Income Fund, Inc., a publicly-traded closed-end mutual fund, from June 1992 to August 1993.

     Richard C. Leone, 56, has been a Director of the Company since January 1988. He currently is the President of The Twentieth Century Fund, a tax-exempt research foundation engaged in economic, political and social policy studies. Mr. Leone is also a Director of seven Dreyfus mutual funds.

     Thomas H. Potts, 47, has been President and a Director of the Company since its organization in December 1987. Prior to that, Mr. Potts served in various positions on behalf of The Ryland Group, Inc. Mr. Potts served as Treasurer of The Ryland Group, Inc. from May 1987 until April 1992, Executive Vice President of Ryland Acceptance Corporation ("Ryland Acceptance") from November 1987 until April 1992, and Executive Vice President, and previously Senior VicePresident of Ryland Mortgage Company from April 1991 until April 1992. Mr. Potts also served as President and Directorof Mentor Income Fund, Inc. from its inception in December 1988 until June 1992.

     Paul S. Reid, 48, has been a Director of the Company since January 1988. Since 1981, Mr. Reid has served as the President and Chief Executive Officer of American Home Funding, Inc., a wholly-owned mortgage-banking subsidiary of Rochester Community Savings Bank, an FDIC insured institution. Mr. Reid served as President of the Mortgage Bankers Association of America from October 1995 until October 1996.

     Donald B. Vaden, 62, has been a Director of the Company since January 1988. In March 1995, Mr. Vaden resumed practicing law specializing in mediation and arbitration, and is certified for general and family mediation by the Supreme Court of Virginia. He serves as a director of the Virginia Mediation Network, Inc. He is the retired past Chairman of Residential Home Funding Corporation where he served from December 1992 until February 1995. From May 1991 until December 1992, Mr. Vaden served as the Executive Vice President of Mortgage Credit Corporation, a mortgage banking company.

Information Concerning the Board of Directors

     The Board of Directors has an Audit Committee, which consists of Mr. Davenport, Mr. Reid and Mr. Vaden as of January 1, 1997. The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent certified public accountants and meets with them on a regular basis to review the progress and results of their work as well as any recommendations they may make. The Audit Committee met three times in 1996. The Board of Directors also has a Compensation Committee consisting of Mr. Davenport, Mr. Leone, Mr. Reid and Mr. Vaden. The Compensation Committee met one time in 1996. The Company has no other standing committees of the Board of Directors.

      The Board of Directors held four regular meetings and one special meeting in 1996. During this period, each of the Directors attended at least 75% of these meetings of the Board of Directors and the committees on which he served.

     The Directors who are not employed by the Company (the "Outside Directors") receive an annual fee of $25,000 per year, plus $500 for each meeting of the Board of Directors, or a committee thereof, they attend. In addition, these Directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.

     In 1995, the Company adopted the 1995 Directors Stock Incentive Plan (the "Directors Plan") pursuant to which Directors of the Company as of May 1, 1995, who were not employees of the Company or its affiliates, each received an initial grant of 7,000 Stock Appreciation Rights ("SARs"). Under the Directors Plan, new Directors receive an initial grant of 5,000 SARs. Subsequent to these initial grants, eligible Directors are granted 1,000 SARs annually through May 1, 1998. The exercise price of the SARs is equal to the market value of the Company's common stock on the date of each grant. The SARs may be settled only in cash. As authorized by the Directors Plan, each Director received a grant of 1,000 SARs on May 1, 1996.

                                   OWNERSHIP OF COMMON STOCK

     The table below sets forth, as of January 15, 1997, the number of shares of common stock beneficially owned by owners of more than five percent, each Director of the Company, the President, each of the other four executive officers named in the Summary Compensation Table under "Management of the Company", and the number of shares beneficially owned by all of the Company's Directors and officers as a group. To the Company's knowledge, no other person beneficially owns more than 5% of the outstanding shares of common stock. Unless otherwise indicated, all persons named as beneficial owners of common stock have sole voting power and sole investment power with respect to the shares beneficially owned.

            Name of                                            Amount and Nature of       Percent of
      Beneficial Owner                                          Beneficial Ownership     Common Stock
      -----------------                                         --------------------     ------------


      J. Sidney Davenport                                              53,371                    *
      Richard C. Leone                                                  1,600 (1)                *
      Thomas H. Potts                                                 742,703 (2)               3.6%
      Paul S. Reid                                                      1,627                    *
      Donald B. Vaden                                                  15,589 (3)                *
      Lynn K. Geurin                                                   17,236                    *
      William J. Moore                                                      -                    *
      William Robertson                                                 2,230                    *
      William H. West, Jr.                                              1,048                    *
      Legg Mason, Inc.                                              1,150,595 (4)               5.6%



      All Directors and executive officers as a group                 835,404                   4.0%

--------------------------------------------------------------------------------
*     Less than 1% of the outstanding shares of common stock.


(1)  Includes  300 shares of common  stock owned of record by such  person's children.
(2)  Includes  11,293  shares of common stock owned of record by such person's  children  and spouse.
(3)  Includes  1,165  shares of common stock of record by such person's spouse.
(4)  Address:  111  South  Calvert  Street, Baltimore,  Maryland  21202.
     Shares are held by Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc., with Legg Mason Fund Adviser, Inc. having power to dispose thereof; by various clients of Legg Mason Managed
     Investment   Portfolio,   Legg  Mason  Capital  Management,   Inc.  and
     Batterymarch Financial Management, Inc., each having power to dispose thereof.

                               MANAGEMENT OF THE COMPANY


     The executive officers of the Company and their positions are as follows:


         Name                    Age        Position(s) Held
         Thomas H. Potts          47        Director and President
         Lynn K. Geurin           40        Executive Vice President,
                                            Chief Financial Officer, Secretary
         William J. Moore         60        Executive Vice President
         William Robertson        52        Executive Vice President
         William H. West, Jr.     33        Executive Vice President

     The executive officers serve at the discretion of the Company's Board of Directors. Biographical information regarding Mr. Potts is provided above. Information regarding the other executive officers of the Company is set forth below:

     Lynn K. Geurin has served as Executive Vice President and Chief Financial Officer of the Company since April 1992 and Secretary since February 1995. From December 1987 until April 1992, Ms. Geurin served as Secretary and Treasurer of the Company. From September 1987 until June 1992, she also served as Controller of Ryland Acceptance and its subsidiaries. Ms. Geurin served as Secretary and Treasurer of Mentor Income Fund, Inc. from December 1988 until June 1992.

     William J. Moore has served as Executive Vice President, Commercial Real Estate Lending, since September 1996. From January 1992 until August 1996, Mr. Moore served as Chief Executive Officer for Multi-Family Capital Markets, Inc. In connection with the acquisition by the Company of Multi-Family Capital Markets, Inc. in August 1996, Mr. Moore was elected an officer of the Company.

     William Robertson has served as Executive Vice President, Manufactured Housing Lending, since November 1995. From 1993 until joining the Company in 1995, Mr. Robertson served as Senior Vice President for Household Financial Services. From 1992 until 1993, Mr. Robertson served as Vice President of ITT Consumer Financial Corporation. From 1989 until 1992, he served as Vice President of Residential Mortgage Operations for Chemical Bank.

     William H. West, Jr. has served as Executive Vice President, Portfolio Management, since July 1996. From October 1995 until June 1996, Mr. West served as Managing Director and Co-Head of the Fixed Asset Income Investment department at Mentor Investment Group, a unit of Wheat First Butcher Singer. From August 1993 until October 1995, he served as Vice President/Portfolio Manager at Mentor Investment Group. From December 1990 until August 1993, he served as Vice President/Portfolio Manager for Ryland Capital Management.

     In July 1995, the Securities and Exchange Commission approved the settlement of its investigation with respect to a 1992 purchase of the Company's common stock by the Company's President, Thomas H. Potts. In connection with such settlement, the SEC filed a complaint in the United States District Court for the District of Maryland, and Mr. Potts agreed to (i) entry of an injunction permanently enjoining him from violating Section 10(b) of the Act, (ii) pay a civil penalty, and (iii) disgorge the implied profit on the purchase plus interest. The Company concurs with Mr. Potts' decision to settle this matter and has full confidence in Mr. Potts. Mr. Potts has been a consistent purchaser of the Company's stock throughout his tenure with the Company, has never sold shares of the Company's stock and made the April 1992 purchases as a long-term investor. The Company does not expect this settlement to have any impact on the Company or the fulfillment of Mr. Potts' responsibilities as President.

Executive Compensation

     The Summary Compensation Table on the following page includes individual compensation information on the President and the four other most highly compensated executive officers ("Named Officers") during 1996, 1995 and 1994.

                                                Summary Compensation Table

                                                                                 Long-Term
                                                                               Compensation Awards              All Other
                                                                        ----------------------------------
Name and                                  Annual Compensation (1)        Restricted Stock        SARs         Compensation
                                       ------------------------------
    Principal Position        Year      Salary ($)       Bonus ($)        Award (#) (2)         (#) (3)          ($) (4)
--------------------------   --------  --------------  ---------------  -------------------  -------------- ------------------
Thomas H. Potts                 1996        $293,333         $220,000                    -          29,018           $257,648
    President and               1995         270,003          182,700                    -          50,000             33,894
    Director                    1994         244,170           82,215                    -          17,080             28,526

Lynn K. Geurin                  1996         143,333          104,275                5,220           9,068             54,271
    Executive Vice              1995         126,667           85,118                    -          14,510             20,521
    President                   1994         114,167           72,000                    -           5,125             11,718

William J. Moore (5)            1996          50,000           33,333                    -               -              5,320
    Executive Vice
    President

William Robertson               1996         145,000           71,688                    -           5,441                  -
    Executive Vice              1995          21,029           10,913                    -               -                  -
    President

William H. West, Jr. (5)        1996          67,500           31,725                    -           2,800                  -
    Executive Vice
    President

--------------------------------------------------------------------------------
1) Does not include perquisites and other personal benefits, securities or property where the aggregate amount of such compensation to an executive officer is the lesser of either $50,000 or 10% of annual salary and bonus.
2)   As of December 31, 1996,  Ms. Geurin holds 5,220 shares of restricted stock valued at $153,338.  Dividends are paid on restricted stock.
3)   Stock Appreciation  Rights("SARs").
4)   Amounts for 1996 for Mr. Potts and Ms. Geurin  consist of matching and
     profit  sharing   contributions   to  the  Company's   Executive   Deferred
     Compensation Plan in the amount of $59,466 and $30,913, respectively, and special compensation award payments made as a result of the sale  of the Company's  single-family  mortgage  operations  in the amount of  $198,084  and $23,084,  respectively.  Amounts for 1995 and
     1994 for Mr. Potts and Ms.  Geurin consist of matching and profit sharing contributions to the Company's Executive Deferred Compensation Plan. Amounts for 1996 for Mr. Moore consist of matching and profit sharing contributions to the Company's 401(k) Plan.
     5) Compensation for Mr. Moore,  Mr.  Robertson and Mr. West reflects salary from their dates of hire,  which  were  August  31,  1996,
     November  6,  1995  and July  1,  1996, respectively.
--------------------------------------------------------------------------------

                  Aggregated SAR Exercises In Last Fiscal Year
                          And Year-End SAR Value Table

         The table below presents the total number of SARs (and related Dividend Equivalent Rights ("DERs") exercised by the Named Officers in 1996 and held by the Named Officers at December 31, 1996 (distinguishing between SARs that are exercisable as of December 31, 1996 and those that had not become exercisable as of that date) and includes the aggregate amount by which the market value of the SARs (including related DERs) exceeds the exercise price at December 31, 1996.

                                                                                           Value of Unexercised
                          SARs Exercised               Number of Unexercised                     in-the-money
                            in 1996 (1)                  SARs at 12-31-96                  SARs at 12-31-96 (1) (2)
                   ------------------------------ --------------------------------     ----------------------------------
                      Number           Value
                      of SARs        Realized      Exercisable      Unexercisable      Exercisable       Unexercisable
                   --------------  -------------- --------------   ----------------    -------------    -----------------

Thomas H. Potts                -               -         68,773             95,560       $1,316,111           $1,373,776

Lynn K. Geurin            10,000        $391,840         23,502             29,451          517,455              440,357

William J. Moore               -                           -              -                  -                -

William Robertson              -               -              -              5,441                -               54,692

William H. West,   Jr.         -               -              -              2,800                -               18,803
--------------------------------------------------------------------------------
1)  Includes related DERs.
2)  Based on the closing price ($29.375) on the New York Stock Exchange
    ("NYSE") of the Company's common stock on that date.
--------------------------------------------------------------------------------

                                 SAR Grants In Last Fiscal Year

     The following table provides information related to SARs granted to the Named Officers during fiscal 1996.


                                             Individual Grants
                      ---------------------------------------------------------------
                                       Percentage of                                        Potential Realizable Value
                                        Total SARs                                           at Assumed Annual Rates
                       Number of        Granted to          Exercise                           of Stock Appreciation
                          SARs         Employees in          Price         Expiration            for SAR Term (1)
                                                                                           ------------------------------
Name                  Granted (2)       Fiscal 1996      ($ per share)        Date            5% ($)         10% ($)
------------------    -------------   ----------------   ---------------   ------------    -------------  ---------------
Thomas H. Potts             29,018              40.2%           $20.750         2/2003         $249,844         $579,991

Lynn K. Geurin               9,068              12.6%            20.750         2/2003           78,075          181,245

William J. Moore                 -                  -                 -              -                -                -

William Robertson            5,441               7.5%            20.750         2/2003           46,847          108,751

William H. West,             2,800               3.9%            23.625         2/2003           24,108           55,964


--------------------------------------------------------------------------------
1) Excludes any value relative to the DERs associated with the SARs, except for DERs accrued as of December 31, 1996. However, the SARs will continue to accrue DERs over the period until exercise or expiration. The number of DERs that accrue on an SAR is based on the amount by which the dividends paid on common stock during the accrual period exceed a benchmark established by the Compensation Committee for such period. Each DER is equivalent to an additional SAR with the same exercise price as the SAR to which it is related. As of December 31, 1996, there were 48.6 DERs accrued per 1,000 SARs. Each such DER is convertible into one additional SAR and had a value of $8.63 at
     December 31, 1996, and assuming 5% and 10% annual rates of stock appreciation for the SAR term from the SAR grant date, each such DER would have a value of $8.21 and $19.06, respectively.
2) The SARs, which were granted under the Company's Incentive Plan and have an exercise price equal to the closing price of the Company's common stock on the NYSE on the date of grant, become exercisable in annual 20 increments froM the date of grant.
--------------------------------------------------------------------------------


Employment Agreements

          Mr. Potts entered into an employment agreement with the Company, effective as of September 30, 1994. The employment agreement has a term of seven years. Pursuant to his employment agreement, Mr. Potts agreed to devote his full business time and efforts to the business of the Company.
Mr. Potts currently receives a base salary of $300,000 per annum; such base salary is subject to normal periodic review at least annually by the Compensation Committee based on the salary policies of the Company and Mr. Potts' contributions to the Company. Mr. Potts is also
entitled  to  receive  incentive   compensation  as  approved  by  the
Compensation Committee.

         The employment agreement will terminate in the event of Mr. Potts' death or total disability, may be terminated by the Company with "cause" (as defined therein) or for any reason other than cause, and may be terminated by the resignation of Mr. Potts. If the employment agreement is terminated by the Company for any reason other than cause, total disability or death, then the Company shall pay to Mr. Potts his salary and benefits through the expiration date. The employment agreement contains certain covenants, among other things, by Mr. Potts requiring him to maintain the confidentiality of information relating to the Company and restricting his ability to compete with the Company.

          Mr. Moore entered into an employment agreement with the Company, effective as of August 31, 1996. The employment agreement has a term of five years. Pursuant to his employment agreement, Mr. Moore agreed to devote his full business time and efforts to the business of the Company. Mr. Moore currently receives a base salary of $150,000 per annum; such base salary is subject to normal periodic review at least annually by the

          Compensation Committee based on the salary policies of the Company and Mr. Moore's contributions to the Company. Mr. Moore is also entitled to receive incentive compensation as approved by the Compensation Committee.

         The employment agreement will terminate in the event of Mr. Moore's death or total disability, may be terminated by the Company with "cause" (as defined therein) or for any reason other than cause, and may be terminated by the resignation of Mr. Moore. If the employment agreement is terminated by the Company for any reason other than cause, total disability or death, then the Company shall pay to Mr. Moore his salary through the expiration date. The employment agreement contains certain covenants, among other things, by Mr. Moore requiring him to maintain the confidentiality of information relating to the Company and restricting his ability to compete with the Company.

         The Company has no other employment agreements with its executive officers.

Purchase of Multi-Family Capital Markets, Inc.

          In connection with the Company's acquisition of Multi-Family Capital Markets, Inc. ("MCM") in August 1996, the Company purchased from
 William J. Moore all of his MCM stock for an aggregate price of $2,400,000 of which $1,680,000 was paid in cash and the balance with a 5-year note. Mr. Moore is currently the Company's Executive Vice President, Commercial Real Estate Lending. Mr. Moore was the majority stockholder of MCM prior to its sale to the Company and he was not an officer of the Company at the time the acquisition was negotiated.

Compensation Committee Report

         The Compensation Committee of the Company's Board of Directors, which is comprised exclusively of directors who are not employees of the Company, administers the Company's executive compensation program. All issues pertaining to executive compensation are reviewed and approved by the Compensation Committee.

         The Compensation Committee believes that executive compensation should reward long-term value created for shareholders and reflect the business strategies and long-range plans of the Company. The guiding principles in regards to compensation are (i) to attract and retain key high caliber executives, (ii) to provide levels of compensation competitive with those offered by the Company's competitors, (iii) to motivate executives to enhance long-term stockholder value by linking stock performance (on a total return basis) with long-term incentive compensation, and (iv) to design a long-term compensation program that leads to management retention.

         Executive officer compensation is based on three principal components: base salary, annual bonus, and SARs (and related DERs) granted under the Company's Incentive Plan. The base salaries of executive officers, including Mr. Potts, are determined annually by the Compensation Committee. Base salary is intended to be set at a level competitive with the amounts paid to the management of companies with similar business structure, size and marketplace orientation, with additional emphasis on professional experience.

         During 1996, the Compensation Committee reviewed the executive compensation of six public mortgage-related companies. Based on this information, the Compensation Committee concluded that the base salary and annual bonus compensation for the executive officers of the Company were at a reasonable level, although at the low end relative to the executive compensation levels of the other companies reviewed. This information was one of the factors considered in establishing the 1996 compensation levels for executive officers.

         In accordance with the Company's philosophy that the compensation package of the executive officers be directly and materially linked to operating performance and the total return of the Company's stock, the bonus component of annual compensation is directly tied to the achievement of pre-established target earnings goals established by the Compensation Committee. In addition, the payment of a portion of the annual bonus for each executive officer, except Mr. Potts, depends upon the attainment of planned objectives established at the beginning of the year specifically for that executive. Whether or not an executive officer earns a bonus in any year is determined based upon the achievement of these earnings goals and specific objectives. Partial bonuses may be awarded for partial completion of planned objectives and the achievement of earnings above a minimum level but lower than the target. For executive officers, the percentage of base salary payable as bonus ranges from 50% to 75%. Mr. Potts' maximum potential bonus, which is based solely on earnings per share targets pre-established by the Compensation Committee, is 75% of base salary. Mr. Potts' compensation is heavily weighted toward attainment of long-term value through the Incentive Plan awards. Each year the President establishes bonus programs for all executive officers (other than himself) in the first quarter. The Compensation Committee reviews and approves the plans at their annual Compensation Committee meeting. In 1996, partial bonuses were paid in respect of achievement of earnings goals above the minimum level but below the target and for full or partial attainment of planned objectives.

         The Company also uses SARs and related DERs to align the long-range interest of its executive officers with the interests of shareholders. The amount of SARs that are granted to executive officers is determined by the Compensation Committee, taking into consideration the officer's position with the Company, overall individual performance, and an estimate of the long-term value of the SARs and related DERs in light of the officer's current base salary. The Compensation Committee applies its collective judgment to determine the grants appropriate under the Incentive Plan, with emphasis placed on the anticipated long-term value of the award considering current base salary. As noted above, a larger percentage of Mr. Potts' overall compensation package is comprised of grants of SARs and related DERs reflecting the Compensation Committee's view that compensation for the President should depend heavily on the long-term total return performance of the stock.

         In addition, in 1996, the Compensation Committee approved a special compensation award to certain key employees in connection with the sale of the Company's single-family mortgage operations. These awards were intended to reward these employees for their past contribution to the success of the single-family mortgage operations and the increased workload resulting from the sale transaction itself and to motivate and reward such employees after the sale for their efforts in growing the existing or developing new production operations for the Company. Mr. Potts received a cash bonus and Ms. Geurin received a cash bonus and restricted stock grant under this special compensation award.

         Section 162(m) of the Internal Revenue Code ("Code") limits deductibility of compensation for the Chief Executive Officer and the additional four executive officers who are the most highly paid and employed at year end to $1 million per year per individual, effective for tax years beginning on or after January 1, 1994. If certain conditions are met, some compensation may be excluded from consideration in computing the $1 million limit. One of such conditions is that a committee composed solely of "outside" directors as defined in the Code be appointed to consider and approve compensation intended to qualify for exclusion from the $1 million limit. Therefore, the Compensation Committee has established a subcommittee satisfying these requirements. The Compensation Committee will review and may ratify the recommendations of such subcommittee. To date, no executive officer has received compensation in excess of $1 million per year. The policy of the Compensation Committee relative to this provision of the Code is to establish and maintain a compensation program which maximizes the creation of long-term shareholder value.

         The appropriate subcommittee has adopted, the Compensation Committee has ratified and the shareholders are being asked to approve the amendments to the Company's Incentive Plan and to approve the Company's Bonus Plan for certain executive officers and key employees to meet the conditions necessary for compensation paid pursuant to those plans to be excluded from consideration in computing the $1 million limit. The actions taken evidence the Compensation Committee's approach to complying with the intent of this provision of the Code. It must be noted, however, that the Compensation Committee is obligated to the Board of Directors and the shareholders of the Company to recognize and reward performance which increases the value of the Company. Accordingly, the Compensation Committee will continue to exercise discretion in those instances where the mechanistic approaches necessary under tax law considerations would compromise the interests of shareholders.

                                                     Richard C. Leone, Chairman
                                                     J. Sidney Davenport
                                                     Paul S. Reid
                                                     Donald B. Vaden

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee during 1996 were J. Sidney Davenport, Richard C. Leone, Paul S. Reid, and Donald B. Vaden.

         Mr. Reid serves as an executive officer of American Home Funding, Inc. ("AHF"). During 1996, the Company acquired mortgage loans from AHF for an aggregate purchase price of approximately $721,000. The mortgage loans were purchased through the Company's single-family mortgage operations, prior to the sale of such operations on May 13, 1996, at prices available at the time of purchase to all correspondent customers. The Company may continue to purchase mortgage loans from AHF.

         Mr. Davenport serves as an officer of The Ryland Group, Inc. ("Ryland"). During 1996, the Company purchased mortgage loans from Ryland for an aggregate purchase price of approximately $43 million. The mortgage loans were purchased through the Company's single-family mortgage operations, prior to the sale of such operations on May 13, 1996, at prices available at the time of purchase to all correspondent customers. The Company may continue to purchase mortgage loans from Ryland.

--------------------------------------------------------------------------------
Total Return Comparison
--------------------------------------------------------------------------------

         The following graph demonstrates a five year comparison of cumulative total returns for Resource Mortgage Capital, Inc. ("RMR"), the Standard & Poor's 500 ("S&P 500"), and the Value Line, Inc. Financial Services Industry Index (the "Peer Group"). The table below assumes $100 was invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in RMR common stock, S&P 500, and Peer Group.

                                          Comparative Five-Year Total Returns *

                                                 RMR, S&P 500, Peer Group
                                          (Performance Results through 12/31/96)
                                                    [GRAPHIC OMITTED]

                           1991          1992           1993           1994          1995           1996
                       ------------- -------------- -------------- ------------- -------------- --------------
     RMR                 $ 100.00      $ 222.07       $ 348.76       $ 147.90      $ 304.40       $ 490.99
     ----------------- ------------- -------------- -------------- ------------- -------------- --------------
     S&P 500             $ 100.00      $ 107.79       $ 118.66       $ 120.56      $ 165.78       $ 204.32
     ----------------- ------------- -------------- -------------- ------------- -------------- --------------
     Peer Group          $ 100.00      $ 113.02       $ 125.57       $ 124.37      $ 200.19       $ 268.19
     ----------------- ------------- -------------- -------------- ------------- -------------- --------------


* Cumulative total return assumes reinvestment of dividends. The source of this information is Value Line, Inc. The factual material is obtained from sources believed to be reliable, but Value Line, Inc. is not responsible for any errors or omissions contained herein.


          AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME

         The Board of Directors has unanimously approved an amendment to the Company's Articles of Incorporation in the form set forth below.

        "Resolved, that the Company's Articles of Incorporation be amended to change the Company's name by deleting the first sentence under Article I in its entirety and substituting therefor: `The name of the Corporation is Dynex Capital,Inc. (the "Corporation").' "

         The Board of Directors believes the name change would meet the Company's goal of building a consistent brand name for its business activities. Currently, the Company uses the name "Dynex" in most of its lending activities. Additionally, the name change should allow the Company to establish and maintain greater market awareness of the nature of the Company's business and the services offered by the Company.

         The Board of Directors unanimously recommends to stockholders that the Articles of Incorporation be amended to change the Company's name to "Dynex Capital, Inc." If the amendment of the Company's Articles of Incorporation is approved by the stockholders, it is expected that the name of the Company will become officially "Dynex Capital, Inc." as of the close of business on April 25, 1997.

         The New York Stock Exchange trading symbol for the Company's common stock will become "DX" and the NASDAQ trading symbols for the Series A, Series B and Series C of the Company's outstanding preferred stock will become "DXCPP", "DXCPO" and "DXCPN", respectively. Stock certificates representing the Company's capital stock issued prior to the effective date of the change of the corporate name will continue to represent the same number of shares, remain valid and will not be required to be returned to the Company for reissuance. Delivery of existing stock certificates will continue to be accepted for exchange and re-registration in a sale transaction made by a stockholder after the corporate name is changed.

         If the amendment to the Company's Articles of Incorporation to change the Company's name is approved by the stockholders, the cost to the Company to effect the corporate name change is not expected to be significant.

         If the amendment to the Articles of Incorporation to change the name is not approved by the stockholders, there will be no current change in the corporate name.

         The Board of Directors recommends a vote FOR the proposal to amend the Company's Articles of Incorporation to change the Company's corporate name.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
       COMMON STOCK AND TO SPLIT THE ISSUED AND OUTSTANDING COMMON STOCK

         The Board of Directors of the Company has declared it advisable and in the best interest of the Company and its stockholders to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 100,000,000 and to effect a two-for-one split of the issued and outstanding shares of common stock. The Board of Directors of the Company believes a two-for-one stock split may result in a wider distribution of the common stock, increase the number of stockholders of the Company and enhance the marketability of the common stock.

         The Board of Directors has unanimously approved an amendment to the Company's Articles of Incorporation in the form set forth below:

         "RESOLVED, that the Company's Articles of Incorporation be amended by deleting the first sentence of Article III and inserting in lieu thereof the following, `The number of shares of common stock that the Corporation shall have the authority to issue shall be 100,000,000 shares of common stock with the par value of $.01 each. As of the date the amendment to the Articles of Incorporation shall have become effective, each issued and outstanding share of common stock, par value $.01 per share, shall be changed into two shares of common stock, par value $.01 per share, so that at the close of business on such date, each holder of record of common stock, without further action, shall be and become the holder of one additional share of common stock for each share of common stock held of record immediately prior thereto.' "




     The Articles of Incorporation currently authorize 50,000,000 shares of common stock, and as of February 28, 1997, there were 20,890,742 shares of common stock outstanding and 5,823,733 shares of common stock reserved for issuance upon conversion of the outstanding shares of Series A Cumulative Convertible Preferred Stock, Series B Cumulative Convertible Preferred Stock and Series C Cumulative Convertible Preferred Stock ("Preferred Stock") and upon exercise of outstanding SARs. The number of shares of common stock into which the Preferred Stock is convertible will be automatically adjusted to reflect the stock split in accordance with the Company's Articles of Incorporation and the number of shares of common stock issuable upon exercise of outstanding SARs will be automatically adjusted in accordance with the Company's Incentive Plan.


         If the increase in authorized common stock and the proposed stock split are implemented, the number of authorized shares of common stock, par value $.01 per share will be increased to 100,000,000 and there will be approximately 41,781,484 shares of common stock issued and outstanding and 11,647,466 shares reserved for issuance upon exercise of SARs and conversion of the outstanding Preferred Stock, leaving 46,571,050 shares of common stock authorized, but unissued and not reserved for any particular purpose. All of the 46,571,050 shares of common stock authorized but unissued and not reserved for future issuance would be subject to issuance, from time to time, in the discretion of the Board of Directors for any proper corporate purpose without further action by the stockholders, unless otherwise required by law or other applicable rules and regulations. The proposed stock split would not affect the provisions in the Articles of Incorporation permitting the issuance of up to 50,000,000 shares of the Company's preferred stock.

         The Company has been advised by counsel that the implementation of the two-for-one split of its shares of common stock will not result in any gain or loss to the stockholders of the Company for federal income tax purposes. For tax purposes, the cost basis of each outstanding share of common stock will be divided equally between such share and the additional share to be issued pursuant to the split. For purposes of determining the nature of any gain or loss upon disposition thereof, the holding period for each additional share issued will be deemed to have commenced on the date when the previously outstanding share was acquired.

         The two-for-one  stock split will not affect the relative rights of any
stockholder   or  result  in  dilution  or  diminution   of  any   stockholder's
proportionate interest in the Company.

         All fees incurred in connection with the implementation of the proposed two-for-one stock split will be borne by the Company.

         If approved by the requisite stockholder vote, the increase in the authorized common stock and the stock split will be effective on or about May 5, 1997, the date upon which the amendment to the Company's Articles of
Incorporation will be filed with the State Corporation Commission of the Commonwealth of Virginia. Stockholders of record at the close of business on such date will be entitled to receive one newly issued share of common stock for each share of common stock held on such date. The Company expects to mail the certificates for additional shares on or about May 23, 1997, or as soon thereafter as possible. Stockholders should retain their present certificates, which will continue to represent the number of shares evidenced thereby. STOCKHOLDERS SHOULD NOT RETURN THEIR EXISTING CERTIFICATES TO THE COMPANY OR ITS TRANSFER AGENT.

         The Company has applied for listing with the New York Stock Exchange of the additional shares of common stock to be outstanding and reserved for issuance upon conversion of Preferred Stock or exercise of SARs as a result of the proposed stock split.

         The shares of common stock proposed to be authorized hereby will be identical in all respects to the existing authorized common stock.

         The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to increase the authorized common stock and to effect a two-for-one split of the issued and outstanding shares of common stock.

                       PROPOSAL TO AMEND THE RESOURCE MORTGAGE CAPITAL, INC.
                                 1992 INCENTIVE STOCK PLAN

General

         In 1992, the shareholders adopted the Incentive Plan. The Incentive Plan has been administered by the Compensation Committee. The Incentive Plan authorizes the Compensation Committee to grant to eligible employees of the Company, its subsidiaries and affiliates for a period of ten years beginning June 17, 1992, stock options, SARs and related DERs, and restricted stock awards. Pursuant to the terms of the Incentive Plan, an aggregate of 675,000 shares of common stock is available for distribution pursuant to stock options, SARs, DERs and restricted stock. The Compensation Committee has proposed to increase the aggregate number of shares of common stock available under the Incentive Plan to 1,200,000. If the proposed stock split described above is approved by shareholders, the number of shares of common stock available under the Incentive Plan will be proportionately adjusted. The shares of common stock subject to any stock option or SAR that terminates or is exercised without a payment being made in the form of common stock becomes available again for distribution pursuant to the Incentive Plan. The Company receives no consideration for the grant of stock options, SARs, DERs, or restricted stock other than the cash received upon the exercise of options and the services performed for the Company by participants. Cash received by the Company upon the exercise of stock options and SARs granted under the Incentive Plan will be used for general corporate purposes.

Proposed Amendment

         At the Annual Meeting, the shareholders are being asked to approve the Incentive Plan as proposed to be amended to (i) qualify certain performance-based compensation under the Code, (ii) increase the number of shares of common stock reserved for issuance thereunder from 675,000 to 1,200,000, (iii) vest authority to amend the Incentive Plan solely with the Board of Directors, and (iv) make certain other technical changes. The full text of the Incentive Plan, as proposed to be amended, is attached as Exhibit A to this Proxy Statement.

Summary of Incentive Plan

         The following summarizes the Incentive Plan as proposed to be amended and which is attached as Exhibit A.

         Eligibility. Officers and other employees of the Company or its affiliates who are responsible for or contribute to the management, growth and profitability of the Company, are eligible to receive stock options, SARs, DERs and restricted stock under the Incentive Plan. Non-employee directors would be eligible to participate under the Incentive Plan, as proposed to be amended.

         Administration. The Incentive Plan is currently administered by the Compensation Committee of the Board. The Incentive Plan, as proposed to be amended, would require that the Incentive Plan be administered by a committee (or a subcommittee thereof) of the Board ("Committee") that is comprised solely of members who qualify as "outside directors" as defined in Section 162 of the Code. The amendment also provides that the Board may require that all members of such Committee also be "non-employee directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is currently contemplated that a subcommittee of the Compensation Committee will act as the Committee under the Incentive Plan. In addition, Rule 16b-3 no longer contains the concept of "disinterested" director; therefore, the amendment removes any reference to "disinterested" directors and any disabilities attaching thereto with respect to their service on the Committee. The Committee has full power to select, from among the eligible participants for awards, the individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the Incentive Plan.

         Stock Options. The Incentive Plan permits the granting of options not qualifying for special tax treatment under Section 422 of the Code. The option exercise price for each share covered by an option is determined by the Committee. The option price may be paid in cash or, with the consent of the Committee, with shares of common stock or a combination of common stock and cash.

         The term of each option is fixed by the Committee. The Committee determines at which time or times each option may be exercised and the exercisability of options may be accelerated by the Committee. Stock options are evidenced by option agreements, the terms and provisions of which may differ. No stock option is transferable by the optionees other than by will or by the laws of descent or distribution. The Incentive Plan, as proposed to be amended, would give the Committee discretion to permit other transfers.

         Stock Appreciation Rights. The Committee may also grant SARs alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or common stock (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by such right on the exercise date over the exercise price for such right. The specific terms and conditions, including the exercise price of each grant of SARs under the Incentive Plan, are set by the Committee.

         Dividend Equivalent Rights. The Committee also may grant DERs in connection with the grant of options or SARs. The Committee determines at the time of grant whether the DERs entitle the holder (i) to receive one share of common stock for each right deemed to be exercised, (ii) to receive additional options or SARs, or (iii) to receive cash. DERs will accrue on an option or SAR based on the rate at which the Company pays dividends during the period that the option or SAR is outstanding and on the number of option shares or SARs that are exercisable. The Incentive Plan, as proposed to be amended, changes the formula pursuant to which the entitlement to DERs is calculated by removing preferred stock from the calculation and applying the formula only to outstanding common stock. In addition, the minimum Designated Yield (as defined in the Incentive
Plan) is changed to 2%, thereby increasing the Committee's flexibility. The formulas by which the grant of any DERs is determined are set forth in the Incentive Plan, as proposed to be amended, attached as Exhibit A.

         Restricted Stock. The Committee also is authorized to award shares of common stock that are subject to certain conditions set forth in the Incentive Plan and such other conditions and restrictions as the Committee may determine, which may include the attainment of performance goals.

         Prior to the lapse of restrictions on shares of restricted stock, the participant will have all rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the participant's restricted stock agreement.

         The Company delivers to each recipient of a restricted stock award a restricted stock agreement, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may permit such restrictions to lapse in installments within the restricted period and may accelerate or waive such restrictions at any time. Shares of restricted stock are nontransferable, and, if a participant to whom shares of restricted stock are granted terminates employment for any reason prior to the lapse or waiver of the restrictions, the Company has the right to cause the forfeiture of the shares.


         Number of Shares Reserved for Issuance Under the Incentive Plan. Under the Incentive Plan as currently in effect, up to 675,000 shares of common stock are available for distribution pursuant to stock options, SARs, DERs and restricted stock. There are currently 371,906 shares remaining available for future grants under the Incentive Plan. The proposed amendment would increase the number of shares available for distribution for such purposes to 1,200,000 before giving effect to the proposed two-for-one stock split. The Board of Directors believes that increasing the number of shares available for future grants under the Incentive Plan is necessary to permit the Company to continue recruiting and retaining qualified personnel, providing greater incentives for such personnel and more closely associating their interests with those of the Company and its stockholders through opportunities for increased stock ownership. The market value of the shares of common stock underlying the outstanding SARs as of January 31, 1997 is $7,842,986.


         Amendment and Termination. The Board of Directors is permitted to terminate or suspend the Incentive Plan at any time, but, without the participant's consent, such termination or suspension shall not affect adversely any stock options, SARs, DERs or restricted stock awards previously granted. The Board of Directors is also permitted to amend the Incentive Plan, but currently is not permitted to make any amendment, without the prior approval of the stockholders, that would (i) increase materially the number of shares that may be issued pursuant to the Incentive Plan, or (ii) modify materially the requirements as to eligibility for participation in the Incentive Plan. The requirement to obtain prior shareholder approval in these instances was formerly a condition to the availability of certain exemptive relief from Section 16(b) of the Securities Exchange Act of 1934 permitted under former Rule 16b-3. Rule 16b-3 has been revised generally to provide such exemptive relief in instances where the Board of Directors has discretion over matters formerly reserved to shareholders. The Board of Directors believes, therefore, that it is appropriate to remove the shareholder approval requirement currently in the Plan and vest authority solely with the Board of Directors to amend the Incentive Plan in the future. However, the Board of Directors, in its discretion, may require any amendments to the Incentive Plan to be submitted for approval by the shareholders, including, but not limited to, cases in which such approval is deemed necessary for compliance with Section 162(m) or other requirements of the Code, or the requirements of any listing exchange or to secure exemption from
Section 16(b) of the Exchange Act.

Tax Information

         The following is a brief summary of the principal federal income tax consequences to participants and the Company of restricted stock awards, stock options, SARs and DERs granted under the Incentive Plan.

         Restricted Stock Awards. A grantee of a restricted stock award of common stock generally will recognize ordinary income equal to the fair market value of the common stock received less any amount paid for such common stock. Where the common stock is subject to restrictions such as a performance contingency or other vesting requirement, the ordinary income generally will be recognized at the time the performance contingency is met or the vesting requirement is satisfied (i.e., when the restrictions lapse). At such time, a grantee generally will recognize ordinary income equal to the fair market value of the common stock less any amount paid for such common stock.

         The Company generally will be entitled to a deduction for federal income tax purposes, subject to certain limitations regarding compensation deductions, which will correspond in timing and amount to the recognition of ordinary income by the grantee.

         Nonqualified Options. An optionee generally will not recognize income for federal income tax purposes at the time a nonqualified stock option is granted. An optionee will generally recognize ordinary income upon exercise of a nonqualified stock option in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price.

         The Company generally will be entitled to a deduction for federal income tax purposes upon exercise by an optionee of a nonqualified stock option provided any applicable income reporting requirements are satisfied and subject to certain limitations regarding compensation deductions. The deduction will correspond in timing and amount to the recognition of ordinary income by the optionee.

         Stock Appreciation Rights and Dividend Equivalent Rights. Upon exercise, a grantee of a SAR or a DER generally will recognize ordinary income in an amount equal to any cash received plus the fair market value of any common stock received. The Company generally will be entitled to a deduction for federal income tax purposes, subject to certain limitations regarding compensation deductions, which will correspond in timing and amount to the recognition of ordinary income by the grantee.

         Compliance with Requirements of Section 162(m). Section 162(m) of the Code limits the amount of compensation paid to Named Officers that may be deducted for federal tax purposes in any year to $1 million per individual, unless the compensation qualifies as "performance-based" compensation. The Incentive Plan, as proposed to be amended, is designed to permit compliance with
Section 162(m).

         In order for compensation to Named Officers in excess of the limit set forth in Section 162(m) of the Code to qualify for deductibility from the federal income tax, the Incentive Plan must contain a provision establishing the maximum number of shares that can be issued during an established period under grant awards to any individual covered employee. Therefore, the Incentive Plan, as proposed to be amended, adds a provision that no participant, in any fiscal year, may be awarded grants of more than 100,000 shares of common stock. Shares of common stock underlying a tandem grant of options and SARs are counted only once for this purpose.

         In addition, the Incentive Plan, as proposed to be amended, adds a provision outlining the conditions that may be imposed on exercisability of restricted stock awards or on grants of below-market stock options and SARs to include business criteria contemplated by Section 162(m). Such conditions may include reaching targeted earnings per share, share price, revenue growth, return on equity, return on assets or net assets, timely completion of specific projects, retention or hiring of key employees, net interest margin, income or net income (before or after taxes), sales, operating income or net operating income, operating margins, return on operating revenue, delinquency ratios, credit loss levels, market share, cash flow, expenses, total shareholders' equity, return on capital, return on portfolio assets, portfolio growth, servicing volume, production volume, total return and dividends.

Participation in Incentive Plan

         The proposed amendment to the Incentive Plan, had it been in effect for 1996, would not have changed the awards that were actually made thereunder in 1996.

         Information regarding awards to Named Officers made under the Incentive Plan for 1996 is contained under the tables entitled "SAR Grants in Last Fiscal Year" and "Summary Compensation Table." The following sets forth information regarding awards in 1996 for all executive officers as a group, non-executive directors as a group and non-executive officer employees as a group.

                                                                              Number of Shares
                                                            Number of          of Restricted
                                                             SARs (1)              Stock
    Executive Officer Group............................           46,327               5,220
    Non-executive Director Group.......................            4,000                 -
    Non-executive Officer Employee Group...............           25,822              13,965

--------------------------------------------------------------------------------
   1) See note (1) to the "SAR Grants In Last Fiscal Year" table regarding DERs associated with SARs granted in 1996.
--------------------------------------------------------------------------------

         The Board of Directors recommends a vote FOR the proposal to approve the Resource Mortgage Capital, Inc. 1992 Stock Incentive Plan, as proposed to be amended.


                                                 PROPOSAL TO APPROVE
                                    RESOURCE MORTGAGE CAPITAL, INC. BONUS PLAN

Description of Bonus Plan

         The Board of Directors adopted the Bonus Plan in 1997, subject to the approval thereof by the shareholders of the Company at the Annual Meeting. If approved by the shareholders, the terms of the Bonus Plan will govern payment of Bonus Awards to certain executive officers and key employees of the Company designated by the Committee as participants in the plan. A copy of the Bonus Plan is attached to this Proxy Statement as Exhibit B and the description of the Bonus Plan herein is qualified by reference to the text of the Bonus Plan attached hereto.

         Purpose. The Bonus Plan is intended to provide an incentive for plan participants to achieve superior performance and to motivate participants toward even higher achievement and business results, and to attract and retain highly qualified employees. The Bonus Plan is also intended to secure the full deductibility of incentive compensation which is intended to qualify as "performance-based compensation" as described in Section 162(m) of the Code, which is payable to the Company's Chief Executive Officer and the four highest compensated executive officers.

         Committee. The Bonus Plan shall be administered by a committee of the Board of Directors. Unless otherwise provided by the Board of Directors, the Compensation Committee of the Board (or such members of the Compensation Committee as shall constitute "outside directors" pursuant to Section 162(m) of the Code if all such members do not constitute "outside directors") shall constitute the Committee.

         Eligibility. The executive officers of the Company and other key employees recommended by management and approved by the Committee are eligible to participate in the Bonus Plan.

         Plan Year and Performance Goals. The plan year with respect to which bonuses may be payable under the Bonus Plan shall be the calendar year beginning on January 1 and ending on the last business day of December. For each plan year, the Bonus Plan permits the Committee to establish individual, divisional or company-wide performance targets for that year based upon one or more of the following business criteria:

   earnings per share                                delinquency ratios
   share price                                       credit loss levels
   revenue growth                                    market share
   return on equity                                  cash flow
   return on assets or net assets                    expenses
   timely completion of specific projects            total shareholders' equity
   retention or hiring of key employees              return on capital
   net interest margin                               return on portfolio assets
   income or net income (before or after taxes)      portfolio growth
   sales                                             servicing volume
   operating income or net operating income          production volume
   operating margin                                  total return
   return on operating revenue                       dividends

         The Bonus Plan generally requires the Committee to establish the targets for the performance goal or goals selected for a given plan year of the Company within the 90-day period at the start of the plan year. The Bonus Plan allows the Committee to base awards on other performance goals not set forth above, but such other performance goals selected by the Committee must be approved by the shareholders of the Company if the performance goals are intended to comply with Section 162 of the Code.

        Limits on Awards. No participant's bonus award for any plan year shall exceed $750,000.

         Form of Payment. Approved bonus awards shall be payable by the Company to each participant in cash, in one or more installments, as soon as reasonably practicable on or after the last day of the relevant plan year, provided that the Committee has first certified in writing that the relevant performance goals were achieved. The Bonus Plan requires the Company to withhold from awards all amounts that are legally required to be withheld for tax purposes.

         Termination of Employment. If a participant ceases to be employed by the Company prior to the end of any plan year, due to termination of employment for any reason (including death) and such participant has met one or more of his performance goals for the plan year, the participant shall be entitled to his bonus award for such plan year, subject to the Committee's right to reduce or eliminate such bonus award, as it may determine in its sole discretion.

         Amendment. The Board of Directors may amend or terminate the Bonus Plan at any time; provided that where the Board decides, in its discretion, that it is necessary or desirable to comply with Section 162(m) of the Code or other applicable law of regulation, the Board may submit such amendment for any such stockholder approval as required for such compliance.

Bonus Plan Participation

         As of the date of this Proxy Statement, the Company cannot determine the amount of any awards that may be issued under the Bonus Plan in 1997 or thereafter. If the Bonus Plan had been in effect for plan year 1996, the bonus awards under the Bonus Plan would have been the same as the bonuses which were actually awarded by the Company. The awards for the Named Officers made in 1996 are set forth above in the Summary Compensation Table. The following sets forth the 1996 bonus awards for all executive officers as a group, non-executive directors as a group, and non-executive officer employees as a group:


                                                              Bonuses
                                                              Awarded
                                                          --------------

    Executive Officer Group............................       $ 461,021
    Non-executive Director Group.......................               -
    Non-executive Officer Employee Group...............       $ 385,887

         Attached as Exhibit B is the proposed Bonus Plan.

         The Board of Directors recommends a vote FOR the proposal to approve the Resource Mortgage Capital, Inc. Bonus Plan.

                             APPOINTMENT OF AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP ("Peat Marwick"), independent certified public accountants, to examine the financial statements of the Company for the year ending December 31, 1997. Stockholders will be asked to approve this appointment at the Annual Meeting. Peat Marwick has been the Company's independent accountants since the Company was formed in December 1987. A representative of Peat Marwick is expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from stockholders.

         The Board of Directors recommends a vote FOR the proposal to approve KPMG Peat Marwick LLP as the Company's auditors for the year ended December 31, 1997.

                            VOTES REQUIRED TO ADOPT RESOLUTIONS

         The election of Directors requires a plurality of votes cast at the meeting. The approval of the proposal to amend the Company's Articles of Incorporation to change the Company's name requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. The approval of the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock and to effect a split of each issued and outstanding share of common stock, par value $.01 per share, into two outstanding shares of common stock, par value $.01 per share, requires the affirmative vote of a majority of the outstanding shares of common stock of the Company. The approval of the Incentive Plan as amended and the Bonus Plan requires the affirmative vote of a majority of the votes cast at the meeting. The ratification of the appointment of Peat Marwick as the independent certified public accountants requires the affirmative vote of a majority of the votes cast at the meeting.

         The following principles of Virginia law apply to the voting of shares of common stock at the meeting. The presence in person or by proxy of stockholders entitled to vote a majority of the outstanding shares of common stock will constitute a quorum. Shares represented by proxy or in person at the meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" such matter, except that an abstention will have the same effect as a vote "against" the proposals to amend the Company's Articles of Incorporation to change the Company's name, and to increase the number of authorized shares of common stock and effect a split of each issued and outstanding share of common stock into two shares of common stock. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

                                OTHER MATTERS

         The management and the Board of Directors of the Company know of no other matters to come before the Annual Meeting other than those stated in the notice of the meeting. However, if any other matters are properly presented to the stockholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                               STOCKHOLDER PROPOSALS

         Any proposal which a stockholder may desire to present to the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company prior to November 1, 1997.

                                    By the order of the Board of Directors


                                    Thomas H. Potts
                                    President


March 17, 1997

                                                                   Exhibit A



















                         RESOURCE MORTGAGE CAPITAL, INC.

                            1992 STOCK INCENTIVE PLAN


                                 (As Amended)


                                TABLE OF CONTENTS

                                                                                                          Page

ARTICLE I                  DEFINITIONS...........................................................          A-4

ARTICLE II                 PURPOSES..............................................................          A-5

ARTICLE III                ADMINISTRATION........................................................          A-5

ARTICLE IV                 ELIGIBILITY...........................................................          A-6

         4.01              General...............................................................          A-6
         4.02              Grants................................................................          A-6

ARTICLE V                  STOCK SUBJECT TO GRANTS...............................................          A-6

ARTICLE VI                 OPTION PRICE..........................................................          A-7

ARTICLE VII                EXERCISE OF OPTIONS...................................................          A-7

         7.01              Maximum Option or SAR Period..........................................          A-7
         7.02              Nontransferability....................................................          A-7
         7.03              Employee Status.......................................................          A-7

ARTICLE VIII               METHOD OF EXERCISE....................................................          A-7

         8.01              Exercise..............................................................          A-7
         8.02              Payment Terms for Exercise of Options.................................          A-8
         8.03              Determination of Payment of Cash and/or
                           Common Stock Upon Exercise of SAR.....................................          A-8
         8.04              Shareholder Rights....................................................          A-8

ARTICLE IX                 DIVIDEND EQUIVALENT RIGHTS............................................          A-8

         9.01              Dividend Equivalent Rights............................................          A-8
         9.02              Time and Method of Exercise...........................................          A-8

ARTICLE X                  RESTRICTED STOCK......................................................          A-9

         10.01             Award.................................................................          A-9
         10.02             Vesting...............................................................          A-9
         10.03             Shareholder Rights....................................................          A-9

ARTICLE XI                 ADJUSTMENT UPON CHANGE IN
                           COMMON STOCK..........................................................          A-9

ARTICLE XII                COMPLIANCE WITH LAW AND APPROVAL
                           OF REGULATORY BODIES..................................................         A-10

ARTICLE XIII               GENERAL PROVISIONS....................................................         A-10

         13.01             Effect on Employment..................................................         A-10
         13.02             Unfunded Plan.........................................................         A-10
         13.03             Rules of Construction.................................................         A-10

ARTICLE XIV                AMENDMENT.............................................................         A-10

ARTICLE XV                 DURATION OF PLAN......................................................         A-11

ARTICLE XVI                EFFECTIVE DATE OF PLAN................................................         A-11


                         RESOURCE MORTGAGE CAPITAL, INC.
                            1992 STOCK INCENTIVE PLAN
                                 (As Amended)


                                    ARTICLE I
                                   DEFINITIONS

1.01     Administrator means the Committee.

1.02 Affiliate means any entity in which the Company has a significant equity interest, as determined by the Company.


1.03 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Restricted Stock or an Option or SAR granted to such Participant.

1.04 Average Net Worth means for any period the arithmetic average of the Net Worth of the Company at the beginning of such period and at the end of such period.

1.05      Board means the Board of Directors of the Company.

1.06 Code means the Internal Revenue Code of 1986, and any amendments thereto.

 1.07 Committee means a committee of the Board; such Committee may be the Compensation Committee of the Board, a subcommittee thereof, or any other committee the Board may appoint, and in all events shall consist of at least two members.

1.08      Common Stock means the Common Stock of the Company.

1.09 Company means Resource Mortgage Capital, Inc., or any successor thereto.

1.10 Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11 DER Accrual Period means any period that begins with the previous DER Award Date, or any date determined by the Committee after the grant date of the related Option or SAR if there is no previous DER Award Date, and ends on the next DER Award Date.

1.12 DER Award Date means any date determined by the Committee on which Dividend Equivalent Rights are awarded.


1.13 Dividend Equivalent Right means any right granted under Section 9.01 of the Plan.


1.14 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such date, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Administrator may select.

1.15 Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

1.16 Net Worth means the excess of the Company's assets over liabilities, as determined in accordance with generally accepted accounting principles.

1.17 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.18 Participant means a key employee of the Company or an Affiliate, including an employee who is a member of the Board and is selected by the Administrator to receive a Restricted Stock award, an Option, an SAR, or a combination thereof.

1.19     Plan means the Resource Mortgage Capital, Inc. 1992 Stock Incentive
Plan.


1.20      Restricted  Stock means Common Stock awarded to a  Participant  under
Article X. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

1.21 SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.


                                       ARTICLE II
                                        PURPOSES

2.01 The Plan is intended to assist the Company in recruiting and retaining individuals with ability and initiative who provide services to the Company or an Affiliate by enabling such persons to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of shares of Restricted Stock, the grant of SARs, the grant of Options not qualifying for special tax treatment under
Section 422 of the Code and the award of Dividend Equivalent Rights. The proceeds received by the Company from the sale of any Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III
                                  ADMINISTRATION

3.01 The Plan shall be administered by the Administrator. The Administrator shall have authority to award Restricted Stock and to grant Options (with or without Dividend Equivalent Rights) and SARs (with or without Dividend Equivalent Rights) upon such terms (not inconsistent with the provisions of this
Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, an SAR or Dividend Equivalent Rights or on the transferability or forfeitability of Restricted Stock. Such conditions may be based on business criteria contemplated by Section 162(m) of the Code and may include earnings per share, share price, revenue growth, return on equity, return on assets or net assets, timely completion of specific projects, retention or hiring of key employees, net interest margin, income or net income (before or after taxes), sales, operating income or net operating income, operating margin, return on operating revenue, delinquency ratios, credit loss levels, market share, cash flow, expenses, total shareholders' equity, return on capital, return on portfolio assets, portfolio growth, servicing volume, production volume, total return and dividends. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option, SAR or Dividend Equivalent Rights may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Dividend Equivalent Right or Restricted Stock award. All expenses of administering this Plan shall be borne by the Company.

3.02 Anything in the Plan to the contrary notwithstanding, all members of the Committee shall be persons who qualify as "outside directors" as defined in
Section 162 of the Code. The Board may require that all members of the Committee also be "non-employee directors" as defined in Rule 16b-3 of the Securities and Exchange Commission. Unless otherwise provided by the Board, the Compensation Committee of the Board (or such members of the Compensation Committee as shall constitute "outside directors" if all such members do not constitute "outside directors") shall constitute the Committee hereunder.


                                   ARTICLE IV
                                   ELIGIBILITY

4.01 General. Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company (whether or not employees of the Company or an Affiliate) may also be selected to participate in this Plan.

4.02 Grants. The Administrator will designate individuals to whom shares of Restricted Stock are to be awarded and to whom Options (with or without Dividend Equivalent Rights) and SARs (with or without Dividend Equivalent Rights) are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All shares of Restricted Stock awarded, and all Options, SARs and Dividend Equivalent Rights granted, under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Administrator may adopt.


                                    ARTICLE V
                             STOCK SUBJECT TO GRANTS

5.01 Upon the award of shares of Restricted Stock the Company may issue authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Dividend Equivalent Right, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options, SARs and Dividend Equivalent Rights and the award of Restricted Stock under this Plan is 1,200,000. Anything in the Plan to the contrary notwithstanding, no Participant, in any fiscal year, may be awarded grants hereunder covering in the aggregate more than 100,000 shares of Common Stock; provided, however, that shares of Common Stock underlying a tandem grant of Options and Corresponding SARs shall be counted only once in calculating this limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan as a whole, as well as the per Participant limit described in the immediately preceding sentence hereof, shall be subject to adjustment as provided in Article XI. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option and any related Dividend Equivalent Rights or portion thereof may be reallocated to other Options, SARs, Dividend Equivalent Rights and Restricted Stock awards to be granted under this Plan. Upon the termination of an SAR, in whole or in part, other than in connection with its exercise (or the exercise of a related Option) for shares of Common Stock, the number of shares of Common Stock allocated to the SAR and any related Dividend Equivalent Rights or portion thereof may be reallocated to other Options, SARs, Dividend Equivalent Rights and Restricted Stock awards to be granted under this Plan.


                                     ARTICLE VI
                                   OPTION PRICE

6.01 The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant.


                                   ARTICLE VII
                               EXERCISE OF OPTIONS

7.01 Maximum Option or SAR Period. The maximum period in which an Option or SAR may be exercised shall be determined by the Administrator on the date of grant, but will not exceed 10 years from the date of the grant.

7.02 Nontransferability. Any Option, SAR or Dividend Equivalent Right granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or as permitted by the Committee. In the event of any such transfer, the Option and any Corresponding SAR or Dividend Equivalent Right that relates to such Option must be transferred to the same person or person(s). During the lifetime of the Participant to whom the Option, SAR or Dividend Equivalent Right is granted, the Option, SAR or Dividend Equivalent Right may be exercised only by the Participant. No right or interest of a Participant in any Option, SAR or Dividend Equivalent Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.03 Employee Status. The terms of any Option or SAR may provide for exercise within a period following termination of employment. In the event that the terms of any Option or SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.


                                 ARTICLE VIII
                               METHOD OF EXERCISE

8.01 Exercise. Subject to the provisions of Articles VII and XII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

8.02 Payment Terms for Exercise of Options. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such Option price or such portion of the Option price paid by surrender of shares.

8.03 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Administrator's discretion, the amount payable as a result of the exercise of an SAR (and any related DERs) may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share shall be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

8.04 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option or SAR until the date of exercise of such Option or SAR and then only to the extent shares of Common Stock are issued.


                                     ARTICLE IX
                               DIVIDEND EQUIVALENT RIGHTS

9.01 Dividend Equivalent Rights. If provided in an Agreement, any Option or SAR granted hereunder will accrue Dividend Equivalent Rights on each DER Award Date following the grant of such Option or SAR in an amount determined by the following formula: the number of shares of Common Stock subject to the Option or SAR (including for this purpose the number of shares of Common Stock subject to Dividend Equivalent Rights previously accrued on such Option or SAR) will be multiplied by the Dividend Excess (as hereinafter defined) per outstanding share of Common Stock, and the resulting product will be divided by the Fair Market Value on the DER Award Date. The "Dividend Excess," if any, for any DER Award Date shall equal the excess of dividends actually paid on shares of Common Stock during the DER Accrual Period ending with the DER Award Date, which excess shall not exceed the Company's net income for such period, over the Benchmark Earnings (as hereinafter defined). The Benchmark Earnings for any DER Award Date shall equal the product of (i) the Designated Yield (as hereinafter defined) for the DER Accrual Period ending with the DER Award Date, (ii) the Company's Average Net Worth during such DER Accrual Period and (iii) a fraction, the numerator of which is the number of days in the DER Accrual Period ending with the DER Award Date and the denominator of which is 365. The Designated Yield shall be set by the Committee on each DER Award Date, but will not be less than 2%. The Committee will determine if the DERs are to be paid in additional Options (if Options were granted), in additional SARs (if SARs were granted), in Common Stock or in cash.

9.02 Time and Method of Exercise. Upon exercise of the Option or the SAR, a number of accrued Dividend Equivalent Rights shall be deemed to have been exercised equal to the total number of such accrued Dividend Equivalent Rights as of the end of the month preceding the month of exercise multiplied by a fraction, the numerator of which is the number of shares of Common Stock for which the Option or SAR is being exercised on such date, and the denominator of which is the maximum number of shares of Common Stock for which the Option or the SAR could have been exercised immediately prior to such exercise; provided, however, that any fractional Dividend Equivalent Rights resulting from this calculation shall not be deemed to have been exercised. As provided in an Agreement, each Dividend Equivalent Right shall entitle the Option or the SAR holder to receive either (i) additional Options or SARs, as the case may be;
(ii) Common Stock or (iii) cash upon the deemed exercise of such Right. Fractional Dividend Equivalent Rights shall continue to accrue with respect to any Option or SAR that has not been totally exercised. Upon the total exercise of any Option or SAR, any remaining fractional Dividend Equivalent Rights accrued with respect thereto shall be canceled if paid in stock. Upon the exercise of the Dividend Equivalent Rights on an Option, the proportionate number of Dividend Equivalent Rights on any Corresponding SAR will be canceled and vice versa.


                                    ARTICLE X
                                  RESTRICTED STOCK

10.01 Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Restricted Stock is to be made and will specify the number of shares of Common Stock covered by the award.

10.02 Vesting. The Administrator, on the date of the award, may prescribe that a Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term or if the Company, the Company and its Affiliates or the Participant fails to achieve stated objectives.

10.03 Shareholder Rights. If provided in the Agreement, prior to their forfeiture (in accordance with the terms of the Agreement and while the shares are Restricted Stock), a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the shares cease to be Restricted Stock.


                                      ARTICLE XI
                        ADJUSTMENT UPON CHANGE IN COMMON STOCK

11.01 The maximum number of shares as to which Restricted Stock may be awarded and as to which Options, SARs and Dividend Equivalent Rights may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Restricted Stock awards, Options, SARs and Dividend Equivalent Rights shall be adjusted, as the Administrator shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction described in Section 424 of the Code or (b) there occurs any other extraordinary event which, according to generally accepted accounting principles, necessitates such action. Any determination made under this Article XI by the Administrator shall be final and conclusive.

11.02 The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Restricted Stock, Options, SARs and Dividend Equivalent Rights.

11.03 The Administrator may award shares of Restricted Stock, may grant Options (with or without Dividend Equivalent Rights), and may grant SARs (with or without Dividend Equivalent Rights) in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Restricted Stock awards and Option, SAR or Dividend Equivalent Rights grants shall be as the Administrator, in its discretion, determines is appropriate.


                                   ARTICLE XII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

12.01 No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which shares of Restricted Stock are awarded or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Restricted Stock shall be awarded, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.


                                  ARTICLE XIII
                                GENERAL PROVISIONS

13.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

13.02 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.


                                   ARTICLE XIV
                                    AMENDMENT

14.01 The Board may at any time amend or terminate this Plan. The Board, in its discretion, may require any Plan amendments to be submitted for approval by the shareholders of the Company, including, but not limited to, cases in which such approval is deemed necessary for compliance with Section 162(m) or other requirements of the Code or with the requirements of any listing exchange, or to secure exemption from Section 16(b) of the Securities Exchange Act of 1934. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Restricted Stock award or under any Option or SAR outstanding at the time such amendment is made.


                                 ARTICLE XV
                             DURATION OF PLAN

15.01 No shares of Restricted Stock may be awarded and no Option, SAR or Dividend Equivalent Right may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by shareholders as provided in Article XV. Restricted Stock awards and Options, SARs and Dividend Equivalent Rights granted before that date shall remain valid in accordance with their terms.


                                   ARTICLE XVI
                               EFFECTIVE DATE OF PLAN

16.01 Shares of Restricted Stock may be awarded and Options, SARs and Dividend Equivalent Rights may be granted under this Plan upon its adoption by the Board, provided that no Restricted Stock award, Option, SAR or Dividend Equivalent Right will be effective unless this Plan is approved by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting within twelve months of such adoption.

                                                                   Exhibit B



















                                             RESOURCE MORTGAGE CAPITAL, INC.

                                                        BONUS PLAN

                                                    TABLE OF CONTENTS

                                                                                                          Page

ARTICLE I                  PURPOSE...............................................................          B-3

ARTICLE II                 ELIGIBILITY AND PARTICIPATION.........................................          B-3

ARTICLE III                PLAN YEAR AND PERFORMANCE OBJECTIVES..................................          B-3

         3.01              Plan Year.............................................................          B-3
         3.02              Performance Goal Setting Period.......................................          B-3
         3.03              Performance Measurement...............................................          B-4

ARTICLE IV                 DETERMINATION OF BONUS AWARDS.........................................          B-5

ARTICLE V                  PAYMENT OF BONUS AWARDS...............................................          B-5

ARTICLE VI                 OTHER TERMS AND CONDITIONS............................................          B-5

         6.01              Terms of Plan.........................................................          B-5
         6.02              Shareholder Approval..................................................          B-5
         6.03              No Participation Rights...............................................          B-5
         6.04              No Rights to Specific Property........................................          B-6
         6.05              No Employment Rights..................................................          B-6
         6.06              Incapacity of Participant.............................................          B-6
         6.07              Tax Withholding.......................................................          B-6
         6.08              Governing Law.........................................................          B-6


ARTICLE VII                ADMINISTRATION........................................................          B-6

         7.01              Administrator.........................................................          B-6
         7.02              Powers of the Administrator...........................................          B-6
         7.03              Effect of Decision by the Administrator...............................          B-7

ARTICLE VIII               AMENDMENT AND TERMINATION.............................................          B-7

                                RESOURCE MORTGAGE CAPITAL, INC.
                                       BONUS PLAN


                                       ARTICLE I
                                       Purpose

1.01 The Resource Mortgage Capital, Inc. Bonus Plan (the "Bonus Plan") is a performance-based incentive plan designed to reward executive officers and other key employees of Resource Mortgage Capital, Inc. and its affiliates (collectively the "Corporation") specified by the Committee, as defined in
Section 7.01, for achieving performance objectives. The Bonus Plan is intended to provide an incentive for superior performance and to motivate participants toward even higher achievement and business results, and to enable the Corporation to attract and retain highly qualified employees. The Bonus Plan is also intended to secure the full deductibility of incentive compensation which is payable to the Corporation's Chief Executive Officer and the four highest compensated executive officers (collectively the "Covered Employees") whose compensation is required to be reported in the Corporation's proxy statement and which is intended to qualify as "performance-based compensation" as described in
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code").


                                  ARTICLE II
                         Eligibility and Participation

2.01 Only (i) executive officers of the Corporation and (ii) such other key employees of the Corporation as are recommended by management to and designated by the Committee shall be eligible to participate in the Bonus Plan. Prior to or at the time performance objectives are established for a "Performance Period," as defined below, the Committee will designate in writing which executive officers and other key employees among those who may be eligible to participate in the Plan shall in fact be participants for such Performance Period (the "Participants").


                                     ARTICLE III
                             Plan Year and Performance Objectives

3.01 Plan Year. The fiscal year of the Bonus Plan (the "Plan Year") shall be the calendar year beginning on January 1 and ending on the last business day of December. The performance period (the "Performance Period") with respect to which awards may be payable under their Plan shall be the Plan Year. The initial Plan Year shall commence on January 1, 1997 and end on the last business day of December, 1997.

3.02 Performance Goal Setting Period. Within the first ninety (90) days of each Performance Period, the Committee shall establish in writing, with respect to such Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula or method for computing the amount payable to each Participant under the Plan if the performance goals are attained. Notwithstanding the foregoing sentence, for any Performance Period, such goals, objectives and compensation formulae or methods must be established within that number of days, beginning on the first day of such Performance Period, which is no more than twenty-five percent (25%) of the total number of days in such Performance Period.


3.03 Performance Measurement. Performance goals shall be based upon one or more of the following business criteria as applied to an individual Participant, a business unit or the Corporation as a whole:

          earnings per share
          share price
          revenue growth
          return on equity
          return on assets or net assets
          timely  completion of specific projects
          retention or hiring of key employees
          net interest margin income or net
          income (before or after taxes)
          sales
          operating income or net operating income operating margin return on operating revenue delinquency ratios credit loss levels market share cash flow expenses total shareholders' equity return on capital return on portfolio assets portfolio growth servicing volume production volume total return dividends

          The Committee may adopt other performance goals in its sole and absolute discretion, provided, however, that in the event the Committee determines to adopt performance goals based on criteria other than those stated above, the Committee shall obtain shareholder approval of such criteria if such performance goals are intended to comply with Section 162 of the Code. All performance goals adopted by the Committee which are intended to comply with
Section 162 of the Code shall be preestablished, objective performance goals as described in Treasury Regulation Section 1.162-27(e)(2), promulgated under
Section 162(m) of the Code. Measurements of the Corporation's or a Participant's performance against the performance goals established by the Committee shall if such performance goals are intended to comply with Section 162 of the Code, be objectively determinable and, to the extent any performance goal is expressed in standard accounting terms, such performance goal shall be determined according to generally accepted accounting principles as in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date.


                               ARTICLE IV
                        Determination of Bonus Awards

4.01 At the beginning of each Plan Year, each Participant will be notified of the target bonus ("Bonus Award") that can be earned based on performance with respect to that Plan Year. The Committee may specify that the Bonus Award for a Plan Year will be earned if the applicable target is achieved for one goal or for any one of a number of goals. The Committee may also provide that the Bonus for a Plan Year will be earned only if targets are achieved for more than one performance goal. The Committee may also provide that the Bonus to be earned for a given Plan Year will vary based upon different levels of achievement of the applicable performance targets.

 4.02 As soon as practicable on or after the last day of the relevant Performance Period, the Committee shall certify in writing to what extent the Corporation and the Participants have achieved the performance goal or performance goals for such Performance Period, including the specific target objective or objectives and the satisfaction of any other material terms of the Bonus Award and the Committee shall calculate the amount of each Participant's actual Bonus Award for such Performance Period based upon the performance goals, objectives and computation formulae or methods for such Performance Period.
The Committee shall have no discretion to increase the maximum amount of any Participant's Bonus Award as so determined.

4.03     No Participant's Bonus Award for any Plan Year shall exceed $750,000.


                                       ARTICLE V
                                 Payment of Bonus Awards

5.01 Approved Bonus Awards shall be payable by the Corporation to each Participant in cash, in one or more installments, as soon as reasonably practicable on or after the last day of the relevant Performance Period, provided that the Committee has first certified in writing that the relevant performance goals were achieved.

5.02 If a Participant ceases to be employed by the Corporation prior to the end of any Plan Year, due to termination of employment for any reason (including death) and such Participant has met one or more of his performance goals for the Plan Year, the Participant shall be entitled to his Bonus Award for such Plan Year, subject to the Committee's right to reduce or eliminate such Bonus Award, as it may determine in its sole discretion.


                                    ARTICLE VI
                            Other Terms and Conditions

6.01 Term of Plan. The Bonus Plan shall become effective upon its adoption by the Board, subject to the subsequent approval thereof by the shareholders of the Corporation in accordance with Section 6.02 below. It shall continue in effect until terminated under Article 8 hereof.

6.02 Shareholder Approval. No Bonus Awards shall be paid under the Bonus Plan with respect to Bonus Awards intended to comply with Section 162(m) of the Code unless and until the material terms of the Plan, including the business criteria described in the Plan, are disclosed to the Corporation's shareholders and are approved by the shareholders as provided in Section 162(m) of the Code.

6.03 No Participation Rights. No person shall have any legal claim to be granted a Bonus Award under the Bonus Plan and the Committee shall have no obligation to treat Participants uniformly. Participation in the Bonus Plan in any Plan Year does not entitle any Participant to participate in the Plan in any other Plan Year. The right to receive a targeted Bonus Award in any given year does not entitle a Participant to participate with respect to the same targeted Bonus Award in any subsequent year.

6.04 No Rights to Specific Property. Except as may be otherwise required by law, a Participant's rights and interests under the Bonus Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. No Participant shall have any claim with respect to any specific assets of the Corporation.

6.05 No Employment Rights. Neither the Bonus Plan nor any action taken under the Plan shall confer upon any Participant any right with respect to continuation of employment by the Corporation (or any subsidiary or affiliated corporation) or to maintain any Participant's compensation at any level, nor shall it interfere in any way with any Participant's right or the right of the Corporation (or any subsidiary or affiliated corporation) to terminate a Participant's employment at any time or for any reason.

6.06 Incapacity of Participant or Beneficiary. If the Committee finds that any Participant to whom a Bonus Award is payable under the Bonus Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any Bonus Award due (unless a prior claim therefore shall have been made by a duly appointed legal representative) at the discretion of the Committee, may be paid to the spouse, child, parent or brother or sister of such Participant or to any person whom the Committee has determined has incurred expense for such Participant. Any such payment shall be a complete discharge of the obligations of the Corporation under provisions of the Bonus Plan to the extent of such payment.

6.07 Tax Withholding. The Corporation will withhold from each Bonus Award at the time of payment thereof all applicable state, local and federal withholding taxes, as required by law, as determined by the Corporation in its sole discretion.

6.08 Governing Law. The place of administration of the Bonus Plan shall be in the State of Virginia and the validity, construction, interpretation, administration and effect of the Bonus Plan and the rules, regulations and rights relating to the Bonus Plan, shall be determined solely in accordance with the laws of the State of Virginia.


                            ARTICLE VII
                           Administration

7.01 Administrator. The Plan shall be administered by a Committee of the Board. Such Committee may be the Compensation Committee of the Board, a subcommittee thereof, or any other committee as the Board may appoint; provided, however, that the Committee shall consist of at least two (2) members. All members of the Committee shall be persons who qualify as "outside directors" as defined under Section 162(m) of the Code. Unless otherwise provided by the Board, the Compensation Committee of the Board (or such members of the Compensation Committee as shall constitute "outside directors" if all such members do not constitute "outside directors") shall constitute the Committee hereunder.

7.02 Powers of the Administrator. The Committee shall have full power, authority and discretion to administer and interpret the provisions of the Bonus Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. Without limitation of the foregoing, subject to the provisions of the Plan and such limitations as are necessary or desirable in order for incentive awards paid to Covered Employees to constitute qualified performance-based compensation under Section 162(m) of the Code, the Committee shall have the authority, in its discretion: (i) to determine the employees who shall be Participants in the Bonus Plan; (ii) to interpret the Bonus Plan; (iii) to determine the terms and conditions, not inconsistent with the terms of the Bonus Plan, of any Bonus Award granted hereunder (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to make all other determinations deemed necessary or advisable for the administration of the Bonus Plan.

7.03     Effect  of  Decisions  by  the  Administrator.   All  decisions,
determinations  and   interpretations  of  the
Administrator shall be final and binding on all Participants.


                                 ARTICLE VIII
                             Amendment and Termination

8.01 The Board may at any time amend, alter, suspend or terminate the Plan, as it may deem advisable; provided that, to the extent necessary and desirable to comply with Section 162(m) of the Code (or any other applicable law, regulations or rules), the Corporation shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as it is required.